                                                                   Exhibit 10.61

                                                                  CONFORMED COPY




                      ACE LIMITED EMPLOYEE RETIREMENT PLAN

                    (As Amended and Restated July 1, 2001 and
                 as further amended through the First Amendment)












                              Mayer, Brown & Platt
                                     Chicago

                                TABLE OF CONTENTS

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SECTION 1     GENERAL ..............................................................  1

     1.1   History, Purpose and Effective Date .....................................  1

     1.2   Related Companies and Employers .........................................  1

     1.3   Trust Agreement, Plan Administration and Fiduciary Responsibility .......  1

     1.4   Plan Year ...............................................................  1

     1.5   Applicable Laws .........................................................  1

     1.6   Gender and Number .......................................................  2

     1.7   Notices .................................................................  2

     1.8   Form and Time of Elections and Signature ................................  2

     1.9   Evidence ................................................................  2

     1.10  Action by Employers .....................................................  2

     1.11  No Reversion to Employers ...............................................  2

     1.12  Plan Supplements ........................................................  2

     1.13  Defined Terms ...........................................................  3

     1.14  Accounting Date .........................................................  3

SECTION 2     PARTICIPATION IN THE PLAN ............................................  3

     2.1   Eligibility for Participation ...........................................  3

     2.2   Inactive Participation ..................................................  3

     2.3   Plan Not Guarantee of Employment ........................................  3

     2.4   Leased Employees ........................................................  3

SECTION 3     VESTING SERVICE ......................................................  4

     3.1   Years of Vesting Service ................................................  4

     3.2   One Year Break in Vesting Service .......................................  5

     3.3   Special Rule for Maternity and Paternity Absences .......................  5

SECTION 4     PARTICIPANT BEFORE-TAX AND ROLLOVER CONTRIBUTIONS ....................  5

     4.1   Before-Tax Contributions ................................................  5

     4.2   Payment of Before-Tax Contributions .....................................  6

     4.3   Variation, Discontinuance and Resumption of Before-Tax Contributions ....  6

     4.4   Rollover Contributions ..................................................  6

     4.5   Veterans' Rights ........................................................  7
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                                       -i-

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                               TABLE OF CONTENTS
                                   (continued)

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     4.6   Eligible Compensation ...................................................  7

SECTION 5     EMPLOYER CONTRIBUTIONS ...............................................  7

     5.1   Matching Contributions ..................................................  7

     5.2   Discretionary Matching Contributions ....................................  7

     5.3   Qualified Matching Contributions ........................................  8

     5.4   Employer Core Contributions .............................................  8

     5.5   Payment of Employer Contributions .......................................  8

     5.6   Forfeiture of Matching Contributions ....................................  8

     5.7   Allocating and Crediting Employee and Employer Contributions ............  8

SECTION 6     THE TRUST FUND, INVESTMENT FUNDS AND INVESTMENT ELECTIONS ............  9

     6.1   Trust Fund ..............................................................  9

     6.2   Plan Investment .........................................................  9

     6.3   Liability of Trustee, Committees and Company ............................ 10

SECTION 7     PARTICIPANTS' ACCOUNTS ............................................... 11

SECTION 8     PLAN ACCOUNTING ...................................................... 11

     8.1   Adjustment for Investment Experience .................................... 11

     8.2   Valuation ............................................................... 12

     8.3   Statement of Accounts ................................................... 12

     8.4   Correction of Errors .................................................... 12

SECTION 9     LIMITATIONS ON COMPENSATION, CONTRIBUTIONS AND ALLOCATIONS ........... 12

     9.1   Reduction of Contribution Rates ......................................... 12

     9.2   Compensation for Limitation/Testing Purposes ............................ 12

     9.3   Limitations on Annual Additions ......................................... 13

     9.4   Excess Annual Additions ................................................. 13

     9.5   402(g) Limitation ....................................................... 14

     9.6   Section 401(k)(3) Testing ............................................... 14

     9.7   Correction Under Section 401(k) Test .................................... 16

     9.8   Section 401(m)(2) Testing ............................................... 16

     9.9   Correction Under Section 401(m) Test .................................... 17

                                      -ii-

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                               TABLE OF CONTENTS
                                   (continued)

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     9.10  Multiple Use of Alternative Limitation .................................  18

     9.11  Highly Compensated .....................................................  18

SECTION 10    LOANS TO PARTICIPANTS ...............................................  18

SECTION 11    TERMINATION DATES ...................................................  20

     11.1  Regular Termination Date ...............................................  20

SECTION 12    VESTING AND TERMINATION DATES .......................................  20

     12.1  Determination of Vested Interest .......................................  21

     12.2  Accelerated Vesting ....................................................  21

SECTION 13    DISTRIBUTIONS .......................................................  21

     13.1  Distributions to Participants After Termination of Employment ..........  21

     13.2  Distributions to Beneficiaries .........................................  22

     13.3  Limits on Commencement and Duration of Distributions ...................  23

     13.4  Beneficiary Designations ...............................................  23

     13.5  Direct Rollover Option .................................................  24

     13.6  Forfeitures and Restorations of Unvested Contributions .................  24

     13.7  Application of Forfeitures .............................................  24

     13.8  Facility of Payment ....................................................  24

     13.9  Interests Not Transferable .............................................  25

     13.10 Absence of Guaranty ....................................................  25

     13.11 Missing Participants or Beneficiaries ..................................  25

SECTION 14    THE COMMITTEE .......................................................  25

     14.1  Membership and Authority ...............................................  25

     14.2  Allocation and Delegation of Committee Responsibilities and Powers .....  26

     14.3  Uniform Rules ..........................................................  27

     14.4  Information to be Furnished to Committee ...............................  27

     14.5  Committee's Decision Final .............................................  27

     14.6  Exercise of Committee's Duties .........................................  27

     14.7  Remuneration and Expenses ..............................................  27

     14.8  Indemnification of the Committee .......................................  27

     14.9  Resignation or Removal of Committee Member .............................  28

                                     -iii-

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                               TABLE OF CONTENTS
                                   (continued)

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     14.10  Appointment of Successor Committee Members ............................  28

     14.11  Interested Committee Member ...........................................  28

SECTION 15     AMENDMENT OR TERMINATION ...........................................  29

     15.1   Amendment or Termination ..............................................  29

     15.2   Termination ...........................................................  29

     15.3   Merger and Consolidation of Plan, Transfer of Plan Assets .............  29

     15.4   Notice of Amendment, Termination or Partial Termination ...............  29

SUPPLEMENT A ...................................................................... A-1

                      ACE LIMITED EMPLOYEE RETIREMENT PLAN

                                   CERTIFICATE





         I, Keith P.White, Chief Administration Officer ACE Limited, hereby certify that the attached document is a full, true and complete copy of ACE LIMITED EMPLOYEE RETIREMENT PLAN as in effect on July 1, 2001.

         Dated this ___ day of July, 2001.

                                       _________________________________________
                                       Chief Administration Officer as Aforesaid

                                                       (Seal)

                      ACE LIMITED EMPLOYEE RETIREMENT PLAN
                     (As Amended and Restated July 1, 2001)

                                    SECTION 1
                                    ---------
                                     General
                                     -------

         1.1 History, Purpose and Effective Date. Effective October 1, 1987, ACE
             -----------------------------------
Limited, a corporation organized and existing under the laws of the Cayman Islands, having its principal place of business in Hamilton, Bermuda, established the ACE Limited Employee Retirement Plan (the "Plan") for the exclusive benefit of its employees and their beneficiaries. The Plan was previously amended and restated effective as of October 1, 1989, was further amended from time to time, and is now amended, restated and continued effective July 1, 2001, the "Effective Date" of the Plan as set forth herein. The Plan is intended to qualify as a profit-sharing plan under section 401(a) of the Internal Revenue Code of 1986 of the United States, as amended (the "Code").

         1.2 Related Companies and Employers. The term "Related Company" means
             -------------------------------
any corporation or trade or business during any period during which it is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code. The Company and each Related Company, which, with the Company's consent, adopts the Plan are referred to below collectively as the "Employers" and individually as an "Employer".

         1.3 Trust Agreement, Plan Administration and Fiduciary Responsibility.
             -----------------------------------------------------------------
All contributions made under the Plan will be held, managed and controlled by one or more trustees (the "Trustee") acting under a Trust which forms a part of the Plan. The terms of the Trust as in effect on the Effective Date are set forth in a Trust Agreement known as the ACE Limited Employee Retirement Trust. The authority to control and manage the operation and administration of the Plan is vested in an administrative committee (the "Committee"), as more fully described in subsection 14.1. Except as otherwise expressly provided in subsection 14.1, the Company shall have the rights, duties and obligations of a "plan administrator" as that term is defined in section 414(g) of the Code. With respect to the investment of the Plan's assets, the Committee has the authority and responsibility set forth in the Trust Agreement (defined below). The Company and the Committee shall be named fiduciaries with respect to their authority under the Plan.

         1.4 Plan Year. The term "Plan Year" means the twelve-consecutive month
             ---------
period beginning on each January 1.

         1.5 Applicable Laws. The Plan shall be construed and administered in
             ----------------
accordance with the laws of Bermuda. The Plan is intended to comply by its terms with the applicable provisions of the Code.

         1.6 Gender and Number. Where the context admits, words in any gender
             -----------------
shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         1.7   Notices. Any notice or document required to be filed with the
               -------
Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the ACE Limited Employee Retirement Savings Plan Committee, in care of the Company at its principal executive offices. Any notice required under the Plan may be waived by the person entitled to notice.

         1.8   Form and Time of Elections and Signature. Unless otherwise
               ----------------------------------------
specified herein, any election or consent permitted or required to be made or given by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be made in writing or shall be given by means of such interactive telephone system as the Committee may designate from time to time as the sole vehicle for executing regular transactions under the Plan (referred to generally herein as the "Phone System"). Each Participant shall have a personal identification number or "PIN" for purposes of executing transactions through the Phone System, and entry by a Participant of his PIN shall constitute his valid signature for purposes of any transaction the Committee determines may or should be executed by means of the Phone System, including but not limited to enrolling in the Plan, electing contribution rates, making investment choices, executing loan documents, and consenting to a distribution. Any election made through the Phone System shall be considered submitted to the Committee on the date it is electronically transmitted.

         1.9   Evidence. Evidence required of anyone under the Plan may be by
               --------
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         1.10  Action by Employers. Any action required or permitted to be taken
               -------------------
by any Employer which is a corporation shall be by resolution of its Board of Directors, or by a duly authorized officer of the Employer. Any action required or permitted to be taken by any Employer which is a partnership shall be by a general partner of such partnership or by a duly authorized officer thereof.

         1.11  No Reversion to Employers. No part of the corpus or income of the
               -------------------------
Trust shall revert to the Employers or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, except as specifically provided in the Trust Agreement.

         1.12  Plan Supplements. The provisions of the Plan may be modified or
               ----------------
supplemented from time to time by the adoption of one or more Supplements. Each Supplement shall form a part of the Plan as of the Supplement's effective date. In the event of any inconsistency between a Supplement and the Plan document, the terms of the Supplement shall govern.

         1.13  Defined Terms. Terms used frequently with the same meaning are
               -------------
indicated by initial capital letters, and are defined throughout the Plan.

         1.14  Accounting Date. Except as otherwise designated by the Committee,
               ---------------
the term "Accounting Date" means the last day of each calendar quarter.

                                    SECTION 2
                                    ---------

                            Participation in the Plan
                            -------------------------

         2.1   Eligibility for Participation. Each individual who was a
               -----------------------------
participant in the Plan immediately prior to the Effective Date will continue as a Participant in the Plan on and after that date, subject to the conditions and limitations of the Plan. Subject to the conditions and limitations of the Plan, each individual who was not a participant in the Plan immediately prior to the Effective Date shall become a "Participant" in the Plan on the later of the Effective Date or the date on which he is first employed by an Employer. Notwithstanding the foregoing, an employee of an Employer who is a member of a collective bargaining unit as to which retirement benefits have been the subject of good faith bargaining shall not be eligible to become a Participant unless the Plan has been extended to the applicable collective bargaining unit under a currently effective collective bargaining agreement.

         Notwithstanding any other provision of the Plan to the contrary, no individual shall be eligible to participate in the Plan for any period during which such individual provides services under a contract or arrangement between an Employer and either such individual himself or an agency or leasing organization, that purports to treat the individual as either an independent contractor or an employee of such agency or leasing organization, even if the individual is later determined (by judicial action or otherwise) to have been a common law employee of an Employer during such period rather than an independent contractor or an employee of such agency or leasing organization.

         2.2   Inactive Participation. Once an eligible employee becomes a
               ----------------------
Participant in the Plan, he will remain a Participant as long as he continues to have an Account balance under the Plan for all purposes under the Plan except the contribution provisions of Sections 4 and 5 and the loan provisions of
Section 10.

         2.3   Plan Not Guarantee of Employment. The Plan does not constitute a
               --------------------------------
contract of employment, and participation in the Plan will not give any employee or Participant the right to be retained in the employ of any Employer nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

         2.4   Leased Employees. An individual who is not an employee of an
               ----------------
Employer or a Related Company shall be considered a `Leased Employee' if pursuant to an agreement between the Employer or Related Company and any other person (`leasing organization') he has performed services for the Employer or Related Company on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction or control of the Employer or Related Company. Such Leased Employee shall not be eligible to participate in this Plan or in any other plan maintained by an Employer or a Related Company which is qualified under section 401(a) of the Code, but shall be treated as if the services performed by him in such capacity were performed by him as an employee of an Employer to the extent required by section 414(n) of the Code and applicable Treasury regulations; provided, however, that no such service shall be credited:

     (a) for any period during which less than 20% of the non-Highly Compensated workforce of the Employers and the Related Companies consists of Leased Employees and the Leased Employee is a participant in a money purchase pension plan maintained by the leasing organization which (i) provides for a nonintegrated employer contribution of at least 10 percent of compensation, (ii) provides for full and immediate vesting, and (iii) covers all employees of the leasing organization (beginning with the date they become employees), other than those employees excluded under section 414(n)(5) of the Code; or

     (b) for any other period unless the Leased Employee provides satisfactory evidence to the Employer or Related Company that he meets all of the conditions of this subsection 2.4 and applicable law required for treatment as a Leased Employee.

     For purposes of paragraph (a) above, `Highly Compensated' shall have the meaning set forth in Section 9.11.

                                    SECTION 3
                                    ---------

                                 Vesting Service
                                 ---------------

     3.1  Years of Vesting Service. The term "Years of Vesting Service" means,
          ------------------------
with respect to any employee or Participant, the number of years, computed to fractional portions thereof, with fractional weeks and months being credited as an additional month, elapsed since the first date for which he was paid, or entitled to payment, for the performance of duties for an Employer or a Related Company, subject to the following:

     (a) If an employee's or Participant's employment with the Employers and the Related Companies is terminated and he incurs a One Year Break in Vesting Service (as defined in subsection 3.2), he shall not be credited with service for the period between the date his employment is terminated and the date, if any, of his reemployment by an Employer or a Related Company.

     (b) When a Related Company becomes an Employer, each employee of such Related Company shall be credited with Years of Vesting Service to the extent provided by the Committee or the Board of Directors uniformly for all similarly situated employees, subject to the limitations of section 401(a)(4) of the Code, or as otherwise required by law, for employment by such Related Company prior to the date on which it becomes an Employer for which each such employee is not otherwise credited with Years of Vesting Service.

     (c) Each employee of the Employers who was a Participant in the Plan immediately prior to the Effective Date shall be credited with Years of Vesting Service as of the Effective Date equal to the number of whole and fractional years of service with which such Participant had been credited under the terms of the Plan as in effect immediately prior to the Effective Date.

     3.2  One Year Break in Vesting Service. The term "One Year Break in Vesting
          ---------------------------------
Service" means, with respect to any employee or Participant, the 12-consecutive-month period commencing on the earlier of his Termination Date or the first anniversary of the first date of a period in which the employee or Participant remains absent from service with the Employers and Related Companies for any reason other than a quit, retirement, discharge or death or a Maternity or Paternity Absence (as defined below) if he is not paid or entitled to payment for the performance of duties for an Employer or a Related Company.

     3.3  Special Rule for Maternity and Paternity Absences. With respect to an
          -------------------------------------------------
individual whose absence from employment constitutes a Maternity or Paternity Absence, a One Year Break in Vesting Service will commence on the second anniversary of the first day of such absence, and the period between the first and second anniversaries of the first day of a Maternity or Paternity Absence shall not constitute a Year of Vesting Service. The term "Maternity or Paternity Absence" means an employee's or Participant's absence from active employment with an Employer or Related Company by reason of the employee's pregnancy, the birth of a child of the employee, the placement of a child with the employee in connection with the employee's adoption of such child, or for purposes of caring for such child immediately after its birth or placement. The Committee may require the employee or Participant to furnish such information as it considers necessary to establish that such individual's absence was a Maternity or Paternity Absence.

                                    SECTION 4
                                    ---------

                Participant Before-Tax and Rollover Contributions
                -------------------------------------------------

     4.1  Before-Tax Contributions. Subject to the following provisions of this
          ------------------------
Section 4 and the limitations set forth in Section 9 and such additional rules as the Committee may establish on a uniform and nondiscriminatory basis, for any Plan Year, a Participant may elect to have his salary or wage reduced, and a corresponding amount contributed on his behalf to the Plan by his Employer as a "Before-Tax Contribution." Any such reductions shall be made in such manner as is permitted by the Committee, and shall be subject to the following:

     (a) With respect to a Participant who during the relevant period is not also an active participant in any retirement plan maintained by the Company or an Employer to comply with the requirements of the Bermuda National Pension Scheme (Occupation Pensions) Act 1998, as amended, any successor thereto, or any other relevant Bermuda pension legislation (an "ACE Bermuda Pension Plan"), for the period beginning on the Effective Date and ending on December 31, 2001, the Before-Tax Contribution amount elected by such Participant shall be a whole percentage of not less than 1 percent and not more than 6 percent of his Eligible Compensation, as defined in subsection 4.6, for that period; and for any Plan Year beginning on or after January 1, 2002, the "Before-Tax Contribution" amount elected by such Participant shall be a whole percentage of not less than 1 percent and not more than 10 percent of his Eligible Compensation for that Plan Year.

     (b) With respect to a Participant who during the relevant period is also an active participant in an ACE Bermuda Pension Plan:

          (i) for the period beginning on the Effective Date and ending on December 31, 2001, the Before-Tax Contribution Amount elected by such Participant shall be a whole percentage of not less than 1 percent and not more than 4% of his Eligible Compensation, as defined in subsection 4.6, for that period;

          (ii) for the Plan Year beginning January 1, 2002, the "Before-Tax Contribution" amount elected by such Participant shall be a whole percentage of not less than 1 percent and not more than 7 percent of his Eligible Compensation for that Plan Year.

          (iii) for the Plan Year beginning January 1, 2003, the "Before-Tax Contribution" amount elected by such Participant shall be a whole percentage of not less than 1 percent and not more than 6 percent of his Eligible Compensation for that Plan Year.

          (iv) for any Plan Year beginning on or after January 1, 2004, the "Before-Tax Contribution" amount elected by such Participant shall be a whole percentage of not less than 1 percent and not more than 5 percent of his Eligible Compensation for that Plan Year.

     4.2 Payment of Before-Tax Contributions. Before-Tax Contributions shall
         -----------------------------------
be made in equal amounts each payroll period, subject to the restrictions of
Section 9, and shall be paid to the Trustee by the Employer on the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but not later than the 15th business day of the month following the date on which such amounts would otherwise have been payable to the Participant.

     4.3 Variation, Discontinuance and Resumption of Before-Tax Contributions.
         --------------------------------------------------------------------
Subject to such rules and restrictions as the Committee may establish on a uniform and nondiscriminatory basis, a Participant may elect to change his Before-Tax Contribution rate (but not retroactively) within the limits specified in this Section 4, or elect to discontinue or resume such contributions.

     4.4 Rollover Contributions. A Participant may, with the consent of the
         ----------------------
Committee, make a Rollover Contribution to the Plan, to the extent permitted by the following provisions of subsection 4.4:

The term "Rollover Contribution" means

     (a) a cash contribution to the Plan by the employee of amounts distributed from a qualified plan described in section 401(a) of the Code and made within 60 days of receipt of such amount, or

     (b)  a cash payment made to the Plan by another qualified plan described in section 401(a) of the Code as a direct rollover (as contemplated under Code section 401(a)(31)) on behalf of and at the direction of the employee, provided such distributed or directly rolled over amounts are permitted to be rolled over to a qualified plan under applicable provisions of the Code as then in effect. The Committee may request from the employee such documents as it considers necessary or desirable to establish that the rollover contribution satisfies the foregoing requirements.

         4.5   Veterans' Rights. Notwithstanding any other provision of the Plan
               ----------------
to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

         4.6   Eligible Compensation. For purposes of this Section 4 and Section
               ---------------------
5, a Participant's "Eligible Compensation" for any shall mean his base salary or wage plus any overtime pay or bonus, shift differential, commission, beeper pay, catastrophe pay, and any elective pretax contributions made on the Participant's behalf for the applicable period to a plan sponsored by an Employer or a Related Company pursuant to Section 402(g) or Section 125 of the Code; provided, however, that the compensation of any Participant taken into account under the Plan for any Plan Year shall not exceed the maximum amount permitted to be taken into account for such Plan Year under Section 401(a)(17) of the Code and applicable United States Treasury regulations thereunder.

                                    SECTION 5
                                    ---------

                             Employer Contributions
                             ----------------------

         5.1   Matching Contributions. Subject to the following provisions of
               ----------------------
this Section 5, subsection 4.6 and Section 9, as soon as practicable after the completion of each pay period, the Employer shall contribute to the Trustee, in cash, a "Matching Contribution" on behalf of each Participant who is employed by the Employer on the last day of such payroll period in an amount equal to one hundred percent of the Before-Tax Contribution made by the Employer on behalf of such Participant for that period; provided, however, that the Matching Contribution on behalf of a Participant with respect to any Plan Year shall not exceed six percent of the Participant's Eligible Compensation for that Plan Year (and for the period beginning on the Effective Date and ending on December 31, 2001, shall not exceed six percent of the Participant's Eligible Compensation for such period).

         5.2   Discretionary Matching Contributions. Subject to the following
               ------------------------------------
provisions of this Section 5, subsection 4.6 and Section 9, each Employer shall make a "Discretionary Matching Contribution" for a Plan Year in the amount, if any, determined by the Company in its sole discretion, on behalf of each Participant who has made a Before-Tax Contribution for such Plan Year and who is employed by an Employer on the last day of that year. Such Discretionary Matching Contribution shall be expressed as a percentage of the Before-Tax Contribution made by the Employer on behalf of such Participant for that Plan Year; provided, however, that the Discretionary Matching Contribution with respect to any Plan Year shall not exceed fifty percent of that portion of the Participant's Before-Tax Contribution which does not exceed six percent of the Participant's Eligible Compensation for that Plan Year (and for the period beginning on the Effective Date and ending December 31, 2001, shall not exceed fifty percent of that portion of the Participant's Before-Tax Contribution which does not exceed six percent of the Participant's Eligible Compensation for such period).

     5.3   Qualified Matching Contributions. For each Plan Year each Employer
           --------------------------------
shall make a "Qualified Matching Contribution" on behalf of each Participant employed by that Employer who is not Highly Compensated (as defined in subsection 9.11) in an amount equal to such percentage, if any, of the Before-Tax Contributions made on behalf of such non-Highly Compensated Participant as the Company shall determine in its sole discretion.

     5.4   Employer Core Contributions. Subject to the following provisions of
           ---------------------------
this Section 5, subsection 4.6, and Section 9, as soon as practicable after the completion of each payroll period, and in any event no later than the time prescribed by subsection 5.5, each Employer shall make a "Core Contribution" in an amount equal to 6% of the Eligible Compensation of each Participant who is employed by such Employer during such pay period.

     5.5   Payment of Employer Contributions. Each Employer's contributions
           ---------------------------------
under the Plan (other than Before-Tax Contributions) for any Plan Year shall be paid to the Trustee, without interest, no later than 30 days after the end of the Plan Year; Before-Tax Contributions shall be paid to the Trustee in accordance with Section 4.2.

     5.6   Forfeiture of Matching Contributions. Notwithstanding any other
           ------------------------------------
provision of the Plan, any portion of a Matching Contribution (or Discretionary Matching Contribution) that is an excess Matching Contribution (or an excess Discretionary Matching Contribution) distributed in accordance with subsection 9.9, and any portion of a Matching Contribution (or Discretionary Matching Contribution) that is attributable to an excess Before-Tax Contribution (or portion thereof) distributed in accordance with subsections 9.5 or 9.7 shall be forfeited and applied in accordance with subsection 9.9 and subsection 13.6.

     5.7   Allocating and Crediting Employee and Employer Contributions. Subject
           ------------------------------------------------------------
to the provisions of Section 9:

     (a) Before-Tax, Matching, Core and Rollover Contributions made by or on behalf of a Participant for any payroll period shall be credited to that Participant's appropriate Accounts as of the Accounting Date coinciding with or immediately following the end of such payroll period; and

     (b) As of the last day of each Plan Year, each Employer's Discretionary Matching Contributions, if any, made under the Plan for that year will be allocated among and credited to the Discretionary Matching Contribution Accounts of Participants who are employed by that Employer on the last day of that year; and

     (c) As of the last day of each Plan Year, each Employer's Qualified Matching Contributions, if any, made under the Plan for that year on behalf of a non-Highly Compensated Participant employed by the Employer will be allocated among and credited to the Qualified Matching Account of each such Participant.

                                   SECTION 6
                                   ---------

           The Trust Fund, Investment Funds and Investment Elections
           ---------------------------------------------------------

     6.1    Trust Fund. The Trust Fund as at any date will consist of all
            ----------
property of any kind then held by the Trustee. The Committee shall direct the Trustee to establish and maintain one or more "Investment Funds" from time to time for the investment of Participants' Accounts. The Investment Committee shall also cause the Trustee to maintain a "Loan Account" to reflect any loans to Participants pursuant to subsection 10.1. The Committee in its discretion may add additional Investment Funds, may delete any Investment Fund or may change the investment strategy of any Investment Fund without prior notice to Participants.

     6.2    Plan Investment. To the extent provided by the Committee, a
            ---------------
Participant may direct investment of the portion of his Account balances that are not invested in the Loan Fund in accordance with the following:

     (a) A Participant's Accounts may only be invested in those Investment Funds as permitted by the Committee from time to time; provided, however, that a Participant may not have any portion of his Accounts invested in a manner prohibited under section 4975 of the Code or in a manner that would result in the Trust earning taxable income.

     (b) The portion of a Participant's Accounts invested in the Loan Fund shall be invested in promissory notes in accordance with Section 10.

     (c) Any election by a Participant as to the investment of amounts contributed by or on behalf of the Participant, or as to investment of amounts held in the Participant's Accounts, shall be made at such time and in such form as the Committee shall provide.

     (d) Except as provided by paragraph (b) next above, any portion of a Participant's Accounts as to which he has not elected a form of investment shall be invested in the Investment Fund designated by the Committee, consisting of a money market fund.

     (e) Any costs or expenses (including, without limitation, taxes, interest and penalties) incurred by the Trust Fund on account of the investment, or change of investment, of an Account of any Participant shall be charged against that Account, except that no such costs or expenses shall be charged against any Account to the extent that they are paid by the Employers.

     (f) A Participant may change the investment of the balances in his Accounts or of the amounts thereafter credited to his Accounts effective as of any date permitted by the Committee, by making an election in such form and at such time as the Committee requires, including by using the Phone System.

     6.3    Liability of Trustee, Committees and Company. None of the Trustee,
            --------------------------------------------
the Committee, the Company or the other Employers are liable or responsible for any loss resulting to an Account by reason of any investment or reinvestment at the direction of a Participant, and none of the Trustee, the Committee, the Company or the other Employers shall have any duty to review from time to time any investment made at the direction of a Participant.

                                    SECTION 7
                                    ---------

                             Participants' Accounts
                             ----------------------

     On and after the Effective Date, the Committee will maintain or cause to be maintained the following Accounts which shall be adjusted from time to time as required by Section 8:

     (a) a "Before-Tax Account" in the name of each Participant which shall reflect Before-Tax Contributions, if any, made on his behalf and the income, losses, appreciation and depreciation attributable thereto;

     (b) a "Matching Account" in the name of each Participant which shall reflect Matching Contributions, if any, made on his behalf and forfeitures, if any, and the income, losses, appreciation and depreciation attributable thereto;

     (c) a "Discretionary Matching Account" in the name of each Participant which shall reflect Discretionary Matching Contributions, if any, made on his behalf and forfeitures, if any, and the income, losses, appreciation and depreciation attributable thereto;

     (d) a "Core Account" in the name of each Participant which shall reflect Core Contributions, if any, made on his behalf and forfeitures, if any, and the income, losses, appreciation and depreciation attributable thereto;

     (e) a "Qualified Matching Account" in the name of each Participant which shall reflect Qualified Matching Contributions, if any, made on his behalf, and the income, losses, appreciation and depreciation attributable thereto; and

     (f) a "Rollover Account" in the name of each Participant which shall reflect Rollover Contributions, if any, made by him and the income, losses, appreciation and depreciation attributable thereto.

The "balance" in any Account maintained in the name of a Participant as of any date shall be equal to the sum of the cash balance and the value of each type of property held in that Account on that date. In addition, the Committee may maintain subaccounts within any of a Participant's Accounts to reflect portions of the Account that are subject to special withdrawal or distribution rights or are otherwise subject to special rules. The Accounts and subaccounts provided for in this Section 7 shall be for accounting purposes only, and there shall be no segregation of assets within the Trust Fund or any of the Investment Funds among the separate Accounts.

                                   SECTION 8
                                   ---------

                                 Plan Accounting
                                 ---------------

     8.1    Adjustment for Investment Experience. Amounts credited to a
            ------------------------------------
Participant's Accounts shall share in earnings and losses for the period commencing on the date they are transferred to the Trustee, without regard to the date as of which they are credited to the Participant's Accounts.

     8.2    Valuation. For purposes of the Plan, the value of any property held
            ---------
under or distributed from the Plan as of any date shall be the fair market value (as determined by the Trustee) of the property on that date, or as of the most recent prior date it was valued by the Trustee. The Trustee shall value property held under the Plan in accordance with rules established by him, provided that all property held under the Plan on the last day of each Plan Year shall be valued by the Trustee as of that date.

     8.3    Statement of Accounts. As soon as practicable after the last day of
            ---------------------
each Plan Year and at such other intervals as the Committee may determine, the Committee will cause to be delivered to each Participant a statement of his Account balances as of such date. Each Participant is responsible for reviewing his statement and any Participant who discovers an error shall bring it to the attention of the Committee within 90 days of receipt of the statement. If a Participant does not bring errors in his statement to the attention of the Committee within 90 days of receipt of his statement, the Participant will be deemed to have confirmed the accuracy of the statement.

     8.4    Correction of Errors. In the event of an error in the adjustment of
            --------------------
a Participant's Accounts, the Committee, in its sole discretion, may correct such error by either crediting or charging the adjustment required to make such correction to or against income and expenses of the Trust for the Plan Year in which the correction is made or the Company may make an additional contribution to permit correction of the error. In the event a contribution that should have been credited to a Participant's Accounts is incorrectly credited to another Participant's Accounts, such contribution shall be charged against the incorrect Participant's Accounts and credited to the proper Participant's Accounts, and interest shall be credited or debited from the affected Participants' Accounts, as applicable, in the sole discretion of the Committee. Except as provided in this subsection 8.4, the Accounts of other Participants shall not be readjusted on account of an error.

                                   SECTION 9
                                   ---------

           Limitations on Compensation, Contributions and Allocations
           ----------------------------------------------------------

     9.1    Reduction of Contribution Rates. To conform the operation of the
            -------------------------------
Plan to sections 401(a)(4), 401(k)(3), 401(m), 402(g) and 415(c) of the Code,
the Committee may unilaterally modify or revoke any Before-Tax Contribution election made by a Participant pursuant to Section 4 and may reduce the level of Matching Contributions, Discretionary Matching Contributions or Core Contributions (even to zero) otherwise allocable to any Participant.

     9.2    Compensation for Limitation/Testing Purposes. "Compensation" for
            --------------------------------------------
purposes of this Section 9 shall mean:

     (a) the Participant's wages, salaries, commissions, bonuses and other amounts received during the Plan Year from any Employer or Related Company for personal services actually rendered, including taxable fringe benefits, amounts taxable under a section 83(b) election and nondeductible moving expenses, but excluding distributions from any deferred compensation plan (qualified or nonqualified), amounts realized from the exercise of (or disposition of stock acquired under) any nonqualified stock option or other benefits given special tax treatment; plus

     (b) any amounts contributed on the Participant's behalf for the Plan Year to a plan sponsored by an Employer or Related Company pursuant to a salary reduction agreement which are not includable in gross income under sections 125, 402(e)(3), 402(h) or 403(b) of the Code, up to a maximum limit of $170,000 or such other amount as may be permitted for any Plan Year under Code section 401(a)(17), taking into account for purposes of such limitation any proration of such amount required under applicable Treasury regulations on account of a short Plan Year.

     9.3    Limitations on Annual Additions. Notwithstanding any other
            -------------------------------
provisions of the Plan to the contrary, a Participant's Annual Additions (as defined below) for any Plan Year shall not exceed an amount equal to the lesser of:

     (a) $35,000 (indexed for cost-of-living adjustments under section 415(d) of the Code); or

     (b) 25 percent of the Participant's Compensation for that Plan Year (determined without regard to the limitation under section 401(a)(17) of the Code), calculated as if each Section 415 Affiliate (defined below) were a Related Company, reduced by any Annual Additions for the Participant for the Plan Year under any other defined contribution plan of an Employer or a Related Company or Section 415 Affiliate, provided that, if any other such plan has a similar provision, the reduction shall apply under such other plan prior to being applied under this Plan; and provided further that if such other plan has a provision identical to the immediately foregoing clause, then the reduction shall be applied pro rata between the two plans. The term "Annual Additions" means, with respect to any Participant for any Plan Year, the sum of all contributions (excluding Rollover Contributions) and forfeitures allocated to a Participant's Accounts under the Plan for such year, regardless of whether any such amounts (or portions thereof) are subsequently distributed in accordance with subsections 9.5, 9.7, 9.9, or 9.10. The term Annual Additions shall also include employer contributions allocated for a Plan Year to any individual medical account (as defined in section 415(l) of the Code) which is maintained for a Participant under a defined benefit plan and any amount allocated for a Plan Year to the separate account of a Participant for payment of post-retirement medical benefits under a funded welfare benefit plan (as described in section 419A(d)(2) of the Code) which is maintained by an Employer or a Related Company or a Section 415 Affiliate. "Section 415 Affiliate" means any entity that would be a Related Company if the ownership test of Section 414 of the Code was "more than 50%" rather than "at least 80%".

     9.4    Excess Annual Additions. If, as a result of the allocation of
            -----------------------
forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Before-Tax Contributions that may be made with respect to a Participant under the limits of Section 415 of the Code or such other mitigating circumstances as the Commissioner of Internal Revenue shall prescribe, the Annual Additions for a Participant for a Plan Year exceed the limitations set forth in subsection 9.3, the excess amounts shall be treated, as necessary, in accordance with Treas. Reg. ss. 1.415-6(b)(6)(ii), after any Before-Tax Contributions (and any gains or losses attributable thereto) are first returned. Any Before-Tax Contributions returned to the Participant in accordance with this subsection 9.4 shall be disregarded for purposes of subsections 9.5, 9.6, 9.8, and 9.10.

     9.5    402(g) Limitation. In no event shall the Before-Tax Contributions
            -----------------
for a Participant under the Plan and any other elective deferrals (as defined in Section 402(g)(3) of the Code) under any other cash-or-deferred arrangement maintained by an Employer or a Related Company for any taxable year exceed $10,500 or such other amount as may be permitted under Section 402(g) of the Code. If during any taxable year a Participant is also a participant in another cash-or-deferred arrangement not sponsored by an Employer or a Related Company, and if his elective deferrals under such other arrangement together with his Before-Tax Contributions exceed the maximum amount permitted for the Participant for that year under section 402(g) of the Code, the Participant, not later than March 1 following the close of such taxable year, may request the Committee to direct the Trustee to distribute all or a portion of such excess to him, with any gains or losses allocable thereto for that Plan Year determined in accordance with any reasonable method adopted by the Committee for that Plan Year that either (i) conforms to the accounting provisions of Section 8 and is consistently applied to the corrective distributions under this subsection 9.5 and under subsections 9.7, 9.9 and 9.10 to all affected Participants or (ii) satisfies any alternative method set forth in applicable Treasury regulations. Any such request shall be in writing and shall include adequate proof of the existence of such excess, as determined by the Committee in its sole discretion, taking into account any Before-Tax Contributions previously distributed to the Participant pursuant to subsection 9.7. If the Committee is so notified, such excess amount shall be distributed to the Participant no later than the April 15 following the close of the Participant's taxable year. In addition, if the applicable limitation for a Plan Year happens to be exceeded with respect to this Plan alone, or this Plan and another plan or plans of the Employers and Related Companies, the Committee shall direct such excess Before-Tax Contributions (with allocable gains or losses) to be distributed to the Participant as soon as practicable after the Committee is notified of the excess deferrals by the Company, an Employer or the Participant, or otherwise discovers the error (but no later than April 15 following the close of the Participant's taxable year.) Notwithstanding the foregoing provisions of this subsection 9.5, the dollar amount of any distribution hereunder shall be reduced by the dollar amount of any Before-Tax Contribution previously distributed to the same Participant pursuant to subsection 9.7, provided, however that for purposes of subsections 9.3 and 9.6, the correction under this subsection 9.5 shall be deemed to have occurred before the correction under subsection 9.7.

     9.6    Section 401(k)(3) Testing. For any Plan Year, the amount by which
            -------------------------
the average of the Deferral Percentages (as defined below) for the Plan Year for the group of eligible employees who are Highly Compensated (the "Highly Compensated Group Deferral Percentage") exceeds the average of the Deferral Percentages for the preceding Plan Year for the group of eligible employees who are not Highly Compensated (the "Non-Highly Compensated Group Deferral Percentage"), shall be less than or equal to either (i) a factor of 1.25 or (ii) both a factor of 2 and a difference of 2 (or, with respect to the Plan Year ending December 31, 2001, the lesser factor permitted by the Multiple Use Limitation referenced in subsection 9.10). The "Deferral Percentage" for any eligible employee for a Plan Year shall be determined by dividing his Before-Tax Contributions, and, as elected by the Employer, all or part of his Qualified Matching Contributions, for the year by his Compensation for the year subject to the following special rules:

     (a) any employee eligible to participate in the Plan at any time during a Plan Year shall be counted, regardless of whether any Before-Tax Contributions are made on his behalf for the year; excluding, however, to the extent permitted under section 401(k) of the Code and applicable Treasury regulations, an employee who is a nonresident alien who received no earned income (within the meaning of section 911(d)(2)) from the Employers or the Related Companies which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code), as described in section 410(b)(3)(C) (a "Nonresident Alien Participant").

     (b) the Deferral Percentage for any Highly Compensated Participant who is eligible to participate in the Plan and who is also eligible to make other elective deferrals under one or more other plans described in section 401(k) of the Code maintained by an Employer or a Related Company for a plan year that ends with or within the same calendar year as the Plan Year (other than a plan subject to mandatory disaggregation under applicable Treasury regulations), shall be determined as if all such elective deferrals were made on his behalf under the Plan;

     (c) excess Before-Tax Contributions distributed to a Participant under subsection 9.5 shall be counted in determining such Participant's Deferral Percentage, except in a case of amounts distributable to a Non-Highly Compensated Participant as required to comply with section 401(a)(30) of the Code;

     (d) if this Plan is aggregated with one or more other plans for purposes of section 410(b) of the Code (other than the average benefit percentage test), this subsection 9.6 shall be applied as if all such plans were a single plan, provided, however, that such aggregated plans must all have the same plan year; and

     (e) for the period beginning on the Effective Date and ending December 31, 2001, which is the first period during which Before-Tax Contributions are permitted under the Plan, the amount taken into account as the Non-Highly Compensated Group Deferral Percentage for the preceding Plan Year shall be the actual Non-Highly Compensated Group Deferral Percentage for such period.

Application of the provisions of this subsection 9.6 and subsection 9.7 shall be made in accordance with the requirements of section 401(k)(3) of the Code and the regulations thereunder, which are hereby incorporated herein by reference.

     9.7    Correction Under Section 401(k) Test. In the event that the Highly
            ------------------------------------
Compensated Group Deferral Percentage for any Plan Year does not initially satisfy one of the tests referred to in subsection 9.6, the Committee shall direct the Trustee to distribute the "Excess Contributions" (as defined below) for such year, with any gains or losses allocable thereto for the Plan Year. The "Excess Contributions" for any Plan Year shall mean the excess of the aggregate amount of

Before-tax Contributions taken into account in computing the Deferral Percentages of Highly Compensated Participants for such year over the maximum amount of Before-Tax Contributions permitted under the test set forth in subsection 9.6, determined by reducing the amount of Before-Tax Contributions made on behalf of Highly Compensated Participants in order of the Deferral Percentages, beginning with the highest of such percentages. Distribution of the Excess Contributions for a Plan Year shall be made to Highly Compensated Participants making the largest dollar amount of contributions, in the manner required under section 401(k)(8)(C) of the Code. The gain or loss allocable to Excess Contributions shall be determined in accordance with any reasonable method adopted by the Committee for that Plan Year that either (i) conforms to the accounting provisions of Section 8 and is consistently applied to making corrective distributions under this subsection 9.7 and subsections 9.5, 9.9 and
9.10 to all affected Participants or (ii) satisfies any alternative method set forth in applicable regulations. The amounts to be distributed to any Participant pursuant to this subsection 9.7 shall be reduced by the amount of any Before-Tax Contributions distributed to him for the taxable year ending with or within such Plan Year pursuant to subsection 9.5. The Committee shall take such actions and cause any distribution to be made no later than the close of the Plan Year following the Plan Year for which the Excess Contributions were made.

     9.8  Section 401(m)(2) Testing. For any Plan Year, the amount by which the
          -------------------------
average of the Contribution Percentages (as defined below) for the Plan Year for the group of eligible employees who are Highly Compensated (the "Highly Compensated Group Contribution Percentage") exceeds the average of the Contribution Percentages for the preceding Plan Year for the group of eligible employees who are not Highly Compensated (the "Non-Highly Compensated Group Contribution Percentage") shall be less than or equal to either (i) a factor of 1.25, or (ii) both a factor of 2 and a difference of 2 (or, with respect to the Plan Year ending December 31, 2001, the lesser factor permitted by the Multiple Use Limitation referenced in subsection 9.10). The "Contribution Percentage" for any eligible employee for a Plan Year shall be determined by dividing his total Matching Contributions and Discretionary Matching Contributions (excluding those Qualified Matching Contributions included in the testing under subsection 9.6) for that Plan Year by his Compensation for that Plan Year, subject to the following special rules:

     (a) any employee who is eligible to participate in the Plan at any time during a Plan Year in accordance with subsection 2.1 (without regard to any suspension imposed by any other provision hereunder) shall be counted, regardless of whether any Matching Contributions or Discretionary Matching Contributions are made on his behalf for the year; excluding, however, to the extent permitted under section 401(m) of the Code and applicable Treasury regulations, an employee who is a Nonresident Alien Participant, as defined in subsection 9.6(a);

     (b) the Contribution Percentage for any Highly Compensated employee who is eligible to participate in the Plan and who is also eligible to participate in one or more other qualified plans maintained by an Employer or a Related Company with a plan year that ends with or within the Plan Year (other than a plan subject to mandatory disaggregation under applicable Treasury regulations) with after-tax or matching contributions shall be determined as if all such contributions were made under the Plan; and

     (c) if this Plan is aggregated with one or more other plans for purposes of section 410(b) of the Code (other than the average benefit percentage test). This subsection 9.8 shall be applied as if all such plans were a single plan, provided, however, that such aggregated plans must all have the same Plan Year.

     (d) for the period beginning on the Effective Date and ending December 31, 2001, which is the first period during which Matching Contributions and Discretionary Matching Contributions are made under the Plan, the amount taken into account as the Non-Highly Compensated Group Contribution Percentage for the preceding Plan Year shall be the actual Non-Highly Compensated Group Contribution Percentage for such period.

Application of the provisions of this subsection 9.8 and subsection 9.9 shall be made in accordance with the requirements of section 401(m) of the Code and the regulations thereunder, which are hereby incorporated herein by reference.

     9.9  Correction Under Section 401(m) Test. In the event that the Highly
          ------------------------------------
Compensated Group Contribution Percentage for any Plan Year does not initially satisfy one of the tests referred to in subsection 9.8, the Committee shall direct the Trustees to distribute the Excess Aggregate Contributions (as defined below) for such year, with any gains or losses allocable thereto for that Plan Year. The "Excess Aggregate Contributions" for any Plan Year shall mean the excess of the aggregate amount of Matching Contributions and Discretionary Matching Contributions taken into account in computing the Contribution Percentages of Highly Compensated Participants for such year over the maximum amount of Matching Contributions and Discretionary Matching Contributions permitted under the test set forth in subsection 9.8, determined by reducing the amount of such contributions made on behalf of Highly Compensated Participants in order of the Contribution Percentages, beginning with the highest of such percentages. Distribution of the Excess Aggregate Contributions for a Plan Year shall be made to Highly Compensated Participants on the basis of the amount of contributions made on behalf of each such Participant for such year beginning with the Highly Compensated Participants on behalf of whom the largest dollar amount of contributions were made, in the manner and required under section 401(m)(6)(C) of the Code. The gain or loss allocable to Excess Aggregate Contributions shall be determined in accordance with any reasonable method adopted by the Committee for that Plan Year that either (i) conforms to the accounting provisions of Section 8 and is consistently applied to making corrective distributions under this subsection 9.9 and subsections 9.5, 9.7 and
9.10 to all affected Participants or (ii) satisfies any alternative method set forth in applicable Treasury regulations. Notwithstanding the foregoing provisions of this subsection 9.9, any Matching Contributions and Discretionary Matching Contributions distributable as Excess Aggregate Contributions that are not yet vested in accordance with subsection 12.1 or are attributable to excess Before-Tax Contributions distributed in accordance with subsection 9.5 or 9.7 or this subsection 9.9 shall be forfeited as of the end of the Plan Year to which such corrective distributions relate (and treated in the same manner as any other forfeiture under the Plan). The Committee shall make any necessary distribution no later than the close of the Plan Year following the Plan Year in which such Excess Aggregate Contributions were contributed.

     9.10   Multiple Use of Alternative Limitation. Notwithstanding any other
            --------------------------------------
provisions of this Section 9, if the 1.25 factors referred to in subsections 9.6 and 9.8 are both exceeded for a Plan Year, the corrective distributions prescribed in subsection 9.9 shall be continued until the aggregate limit set forth in Treas. Reg. ss. 1.401(m)-2(b) is satisfied for such Plan Year. For Plan Years beginning on and after January 1, 2002, the foregoing provisions of subsection 9.10 shall not apply.

     9.11   Highly Compensated. An active employee (that is, an employee who
            ------------------
performs services for the Employer or any Related Company during the year in question) or Participant shall be "Highly Compensated" for any Plan Year if:

     (a) he was at any time during that Plan Year or the preceding Plan Year a 5 percent owner of an Employer or a Related Company; or

     (b) he received Compensation for the preceding Plan Year in excess of $80,000 (indexed for cost-of-living adjustments under section 415(d) of the Code), and was in the top-paid group of employees (as defined below) for such year.

The determination of who is a Highly Compensated Employee shall be made in accordance with section 414(q) of the Code and the regulations thereunder.

                                   SECTION 10
                                   ----------

                              Loans to Participants
                              ---------------------

     The Committee, upon written request by a Participant who is an employee of an Employer or who otherwise is required to be given the opportunity to borrow under applicable regulations, shall authorize a loan to be made from the Trust Fund to the Participant, but only for the purpose of either paying educational expenses for himself or one or more of his dependents or acquiring a home, subject to the following:

     (a) No loan shall be made to a Participant if, immediately after such loan, the sum of the outstanding balances (including principal and interest) of all loans made to him under this Plan and under any other qualified retirement plans maintained by the Related Companies would exceed the lesser of:

          (i)   $50,000, reduced by the excess, if any, of:

          (ii) the highest outstanding balance of loans to the Participant during the one-year period ending on the day immediately before the date on which the loan is made; over

          (iii) the outstanding balance of loans from the Plan to the Participant on the date on which such loan is made; or

          (iv) one-half of the total vested balance of the Participant's Accounts under the Plan as of the date the loan is made.

     (b) Each loan shall be evidenced by a written note (except as otherwise permitted by subsection 1.8) providing for:

          (i) a reasonable repayment period of not more than 5 years from the date of the loan (or 10 years for a loan used to acquire a dwelling which, within a reasonable period of time, will be used as the Participant's principal residence);

          (ii)  a reasonable rate of interest;

          (iii) substantially equal payments of principal and interest over the term of the loan no less frequently than quarterly; and

          (iv) such other terms and conditions as the Committee shall determine.

     (c) Payments of principal and interest to the Trustee with respect to any loan to a Participant:

          (i)   shall reduce the outstanding balance with respect to that loan;

          (ii) shall reduce the balance of the Loan Fund holding the promissory note reflecting that loan; and

          (iii) shall be credited to the Participant's Account from which the loan was made.

     (d) A participant's obligation to repay a loan (or loans) from the Plan shall be secured by the Participant's vested interest in the Plan.

     (e) Promissory notes shall be held by the Trustee in the Loan Fund. If, within 90 days, or such other time period established by the Committee, of a Participant's Termination Date, any loan or portion of a loan made to him, together with the accrued interest thereon, remains unpaid, an amount equal to such loan or any part thereof, together with the accrued interest thereon, shall be charged to the Loan Fund under the Participant's Accounts after all other adjustments required under the Plan have been made, before any payment or distribution is made to any person pursuant to the provisions of
          Section 13.

     (f) Generally, during the Participant's employment with an Employer or Related Company, loan repayments will be made by payroll deductions, or by such other method as is determined by the Committee. During any period when payroll deduction is not possible or is not permitted under applicable law, repayment will be made by personal check.

     (g)  The loan may be prepaid in full at any time without penalty.

     (h) If the outstanding balance of principal and interest on any loan is not paid when due, a default shall occur and the Trustee shall apply all or a portion of the

           Participant's vested interest in the Plan in satisfaction of such outstanding obligation, but only to the extent such vested interest (or portion thereof) is then distributable under applicable provisions of the Code. If necessary to satisfy the entire outstanding obligation, such application of the Participant's vested interest may be executed in a series of actions as amounts credited to the Participant's Account become distributable under applicable provisions of the Code.

     (i) If distribution is to be made to a Participant or his Beneficiary in accordance with Section 13, each outstanding promissory note of the Participant shall be canceled and the unpaid balance of the loan, together with any accrued interest thereon, shall be treated as a distribution to or on behalf of the Participant immediately prior to commencement of such distribution under Section 13.

     (j) The Committee shall establish uniform procedures for the administration of the loan program, including but not limited to restrictions on the availability of loans applying for a loan, evaluating loan applications, and setting reasonable rates of interest. Such procedures shall be communicated to Participants by means of separate written documents, the relevant portions of which are incorporated herein by reference. The Committee in its discretion from time to time may also set a fee to be charged in connection with future loans.

                                   SECTION 11
                                   ----------

                                Termination Dates
                                -----------------

     11.1  Regular Termination Date. A Participant's "Termination Date" will be
           ------------------------
the date on which his employment by the Employer and the Related Companies is terminated for any reason; provided, however, that except as provided at Section 13.3, a Participant may not commence distribution of his Before-Tax Account or Qualified Matching Account pursuant to Section 14, unless and until the occurrence of an event described in section 401(k)(2)(B)(i) of the Code.

                                   SECTION 12
                                   ----------

                          Vesting and Termination Dates
                          -----------------------------

     12.1  Determination of Vested Interest. A Participant shall have a fully
           --------------------------------
vested, nonforfeitable interest in his Matching Account, Discretionary Matching Account and Core Account upon his completion of one Year of Vesting Service. A Participant shall at all times have a nonforfeitable interest in his Before-Tax Account, Qualified Matching Account and Rollover Account.

     12.2  Accelerated Vesting. Notwithstanding the foregoing provisions of this
           -------------------
Section 12, a Participant shall have a fully vested, nonforfeitable interest in all his Accounts when he attains age 65 or dies while employed by the Employer or a Related Company. In addition, in the event of the Plan's termination (in accordance with subsection 15.2) or partial termination (as determined under applicable law and regulations), each Participant shall be fully vested in all his Accounts.

                                   SECTION 13
                                   ----------

                                  Distributions
                                  -------------

     13.1 Distributions to Participants After Termination of Employment. If a
          -------------------------------------------------------------
Termination Date occurs with respect to a Participant (for a reason other than his death), the vested portions of his Accounts shall be distributed in accordance with the following provisions of this subsection 13.1, subject to the rules of subsection 13.3:

     (a) If the value of the vested portions of the Participant's Accounts does not exceed $5,000, determined as of his Distribution Date, such vested portions, less any outstanding loan balance distributable in accordance with paragraph 10(i), shall be distributed to the Participant as soon as practicable after such Distribution Date, in a lump sum cash payment; provided, however, that the distribution shall not commence earlier than 30 days after the Participant is given the direct rollover notice required under section 402(f) of the Code unless the Participant has been informed of his right to a period of at least 30 days to consider the decision of whether or not to elect a direct rollover, and the Participant, after receiving such notice, affirmatively elects the distribution.

     (b) If the value of the vested portions of the Participant's Accounts exceeds $5,000, determined as of his Termination Date, such vested portions, less any outstanding loan balance distributable in accordance with paragraph 10(i), shall be distributed (or shall begin to be distributed) to the Participant on (or as soon as practicable after) the Distribution Date he elects in one lump sum cash payment.

     (c) A Participant's "Distribution Date" for purposes of paragraph (a) above shall mean the Participant's Termination Date, and for purposes of paragraph (b) above shall mean the date as of which a payment is made pursuant to this Section 13. If the Participant has not yet attained age 65 and the value of the vested portion of his Accounts exceeds $5,000, he must consent in writing to the distribution of his Accounts. A Participant may elect that his Distribution Date with respect to any of his Accounts occur as of any day occurring on or after his Termination Date (but not later than the last day of the Plan Year coincident with or next following the later of the date on which he attains age 65 or his Termination Date). A Participant's election form must be received by the Committee prior to the day which the Participant elects as his Distribution Date, in accordance with uniform procedures established by the Committee or its delegate. No election of a Distribution Date will be valid if it is made more than 90 days prior to such date and the distribution shall not commence earlier than 30 days after the Participant is given the direct rollover notice required under section 402(f) of the Code and the notice required under Treasury regulation section 1.411(a)-11(c) unless the Participant has been informed of his right to a period of at least 30 days to consider the decision of whether or not to elect a distribution, and the Participant, after receiving such notices, affirmatively elects the distribution.

     (d) Notwithstanding the foregoing provisions of this subsection 13.1, the provisions of paragraph 6.2(a) of the Plan as in effect immediately prior to the Effective Date (regarding the election to receive a distribution in one lump sum or in installments) shall continue in effect with respect to any distribution to a Participant for which Distribution Date occurs before the earlier of (i) January 1, 2003 or
           (ii) the date that is the 90th day after such Participant receives a summary that reflects the amendment of the Plan to eliminate the installment form of payment, which summary satisfies the requirements of 29 CFR 2520.104b-3.

     (e) A Participant who had begun to receive a distribution of his Accounts under the Plan on or before the Effective Date shall have a one-time opportunity to elect to receive the remaining balance of his Accounts in the form of a single lump sum payment rather than to continue to receive installment payments. Such election shall be made at such time and in such form as the Committee or its delegate requires, provided that such election is made on or after the Effective Date and no later than December 31, 2001. Payment shall be made of the remainder of the Participant's Account to the Participant in a single lump sum as soon as administratively practicable following such election; provided, however, that the distribution shall be made within 90 days of such election; and provided further that the distribution shall not commence earlier than 30 days after the Participant is given the direct rollover notice required under section 402(f) of the Code and the notice required under Treasury regulation section 1.411(a)-11(c) unless the Participant has been informed of his right to a period of at least 30 days to consider the decision of whether or not to elect a distribution, and the Participant, after receiving such notices, affirmatively elects the distribution.

     13.2  Distributions to Beneficiaries. Subject to the provisions of
           ------------------------------
subsection 13.3, the following rules shall apply if a Participant dies while any vested portions of his Accounts remain undistributed:

     (a) If the Participant dies before benefit payments to him have commenced, the vested balance of his Accounts, less any outstanding loan balance distributable in accordance with paragraph 10.1(i) shall be distributed as soon as practicable after the day following the date of his death, to his Beneficiary (as defined in subsection 13.4) in a lump sum payment.

     (b) If a Participant dies after benefit payments to him have commenced, the remaining portion, if any, of his Accounts shall be distributed as soon as practicable following the date of his death, to his Beneficiary in a lump sum payment.

     13.3  Limits on Commencement and Duration of Distributions. The following
           ----------------------------------------------------
distribution rules shall be applied in accordance with sections 401(a)(9) and 401(a)(14) of the

Code and applicable regulations thereunder, and shall supersede any other provision of the Plan to the contrary:

          (a) In no event shall distribution commence later than 60 days after the close of the Plan Year in which the latest of the following events occurs: the Participant's attainment of age 65; the 10th anniversary of the year in which the Participant began participating in the Plan; or the Participant's Termination Date.

          (b) Notwithstanding any other provision herein to the contrary, distribution of the Participant's Accounts shall commence no later than his "Required Beginning Date", that is, the April 1 of the calendar year following the later of (i) the calendar year in which he attains age 70-1/2, or (ii) the calendar year in which the Participant terminates employment with an Employer or Related Company; provided, however, that (ii) shall not apply to any Participant who is a 5-percent owner (as defined in section 416 of the Code) of any Employer or Related Company. For purposes of this paragraph 13.3, any Participant who attains age 70-1/2 before the later of: December 31, 1998 or the Effective Date shall have a "Required Beginning Date" of April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2, regardless of whether the Participant's Termination Date has occurred.

          (c) If a Participant dies before distribution of his vested interest in the Plan has been made, distribution of such vested interest to his Beneficiary shall be completed by December 31 of the calendar year in which the fifth anniversary of the Participant's death occurs; provided, however, that if the Beneficiary of the Participant is the Participant's surviving spouse, distribution shall be made no later than the date on which the Participant would have attained age 70-1/2 years and, if the surviving spouse dies before distribution commences, distribution shall be applied under this paragraph (c) as if the surviving spouse were a Participant.

          (d) For purposes of paragraph (c), distribution of a Participant's vested interest in the Plan is considered to begin on his Required Beginning Date.

         With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

          13.4 Beneficiary Designations. The term "Beneficiary" shall mean the
               ------------------------
Participant's surviving spouse. However, if the Participant is not married, or if the Participant is married but his spouse consents to the designation of a person other than the spouse, the term Beneficiary shall mean such person or persons as the Participant designates to receive the vested portion of his Accounts upon his death. Such designation may be made, revoked or changed (without the consent of any previously-designated Beneficiary except his spouse) only by an instrument signed by the Participant and received by the Committee prior to his death. A spouse's consent to the designation of a Beneficiary other than the spouse shall be in writing, shall acknowledge the effect of such designation, shall be witnessed by a Plan representative or a notary public and shall be effective only with respect to such consenting spouse. In default of such designation, or at any time when there is no surviving spouse and no surviving Beneficiary designated by the Participant, his Beneficiary shall be his surviving children (per capita) or, if he has no children, the estate of the last to die of the Participant or his designated Beneficiary. For purposes of the Plan, "spouse" means the person to whom the Participant is legally married at the relevant time.

        13.5  Direct Rollover Option. To the extent required under the
              ----------------------
applicable provisions of section 401(a)(31) of the Code and regulations issued thereunder, any person receiving an "eligible rollover distribution" (as defined in Code section 401(a)(31)) may direct the Committee to transfer such distributable amount, or a portion thereof, to an "eligible retirement plan" (as defined in Code section 401(a)(31)) as a direct rollover, in accordance with uniform rules established by the Committee.

        13.6  Forfeitures and Restorations of Unvested Contributions. If a
              ------------------------------------------------------
Termination Date occurs with respect to a Participant before he is credited with one Year of Vesting Service under the Plan, his Matching Account, Discretionary Matching Account and Core Account shall be forfeited as of the Accounting Date next following such Termination Date, and the Participant shall be deemed to have received a distribution of the vested portion of such Accounts, equal to zero. If, however, the Participant is reemployed by an Employer or a Related Company before he incurs five consecutive One Year Breaks in Vesting Service, the amount forfeited (without adjustment for gains or losses after the forfeiture) shall be restored to his Matching Account, Discretionary Matching Account and Core Account, as applicable, as soon as practicable after the date of his reemployment and shall not be considered an Annual Addition for purposes of subsection 9.3. Any such restoration shall be made first from current forfeitures, if any, under the Plan and then, if necessary, from a special Employer contribution. If, instead, the Participant is reemployed by the Employer after he incurs five consecutive One Year Breaks in Vesting Service, his reemployment shall have no effect on the forfeiture under this subsection 13.6.

        13.7  Application of Forfeitures. Any forfeiture of Matching
              --------------------------
Contributions, Discretionary Matching Contributions, and Core Contributions and earnings thereon during a Plan Year pursuant to subsection 13.6 first shall be used to restore any prior forfeitures as required by subsection 13.6 and then shall be treated as a Matching Contribution, Discretionary Matching Contribution, or Core Contribution and used to reduce the Employer Matching Contributions, Discretionary Matching Contributions and Core Contributions.

        13.8  Facility of Payment. Notwithstanding the provisions of subsections
              -------------------
13.1 and 13.2, if, in the Committee's opinion, a Participant or Beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payment to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate. Thereafter, any benefits under the Plan to which such Participant or Beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

         13.9  Interests Not Transferable. The interests of Participants and
               --------------------------
other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except in the case of (a) loans made under the Plan;
(b) qualified domestic relations orders that relate to the provision of child support, alimony or marital property rights of a spouse, child or other dependent of the Participant and which meet such other requirements as may be imposed by section 414(p) of the Code or regulations issued thereunder; and (c) judgments, orders, decrees or settlement agreements providing for an offset of a Participant's benefits as a result of the Participant's breach of fiduciary duty to the Plan or commission of a criminal act against the Plan, which meet such requirements as may be imposed by Section 401(a)(13)(B) and Section 401(a)(13)(C) of the Code or regulations issued thereunder. Notwithstanding any other provision of the Plan to the contrary, a domestic relations order described in clause (b), above, may permit distribution of the entire portion of the vested Account balance of a Participant awarded to his alternate payee, in a lump sum payment as soon as practicable after the Committee determines that such order is qualified, without regard to whether the Participant would himself be entitled under the terms of the Plan to withdraw or receive a distribution of such vested amount at that time.

         13.10 Absence of Guaranty. None of the Trustees, the Committee, or the
               -------------------
Employers in any way guarantees the Trust Fund from loss or depreciation. The Employers do not guarantee any payment to any person. The liability of the Trustee to make any payment is limited to the available assets of the Trust Fund.

         13.11 Missing Participants or Beneficiaries. Each Participant and each
               -------------------------------------
designated Beneficiary must file with the Committee from time to time in writing his post office address and each change of post office address. Any communication, statement or notice addressed to a Participant or designated Beneficiary at his last post office address filed with the Committee, or, in the case of a Participant, if no address is filed with the Committee, then at his last post office address as shown on the Company's records, will be binding on the Participant and his designated Beneficiary for all purposes of the Plan. None of the Committee, the Employers nor the Trustee will be required to search for or locate a Participant or designated Beneficiary.

                                   SECTION 14
                                   ----------

                                  The Committee
                                  -------------

         14.1  Membership and Authority. The Committee referred to in subsection
               ------------------------
1.3 shall consist of one or more members who shall be appointed by the Company. Except as otherwise specifically provided in this Section 14, in controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without meeting, and shall have the following discretionary authority, powers, rights and duties in addition to those invested in it elsewhere in the Plan or Trust, and any decision made by the Committee pursuant to this subsection 14.1 (or any other provision of the Plan granting it such authority) shall be final:

         (a) To adopt such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan.

          (b) To enforce the Plan in accordance with its terms and with such applicable rules and regulations as may be adopted by the Committee.

          (c) To determine conclusively all questions arising under the Plan, including the power to determine the rights or eligibility of employees, and the rights of Participants and other persons entitled to benefits under the Plan and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions of whatever kind.

          (d) To maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

          (e)  To direct all payments of benefits under the Plan.

          (f) To perform the functions of a "plan administrator" (as defined in section 414(g) of the Code) for purposes of subsection 13.4 and for purposes of establishing and implementing procedures to determine the qualified status of domestic relations orders (in accordance with the requirements of section 414(p) of the Code) and to administer distributions under such qualified orders.

          (g) To employ agents, attorneys, accountants or other persons (who may also be employed by or represent the Employers) for such purposes as the Committee considers necessary or desirable to discharge its duties.

          (h)  To establish a claims procedure.

The certificate of a majority of the members of the Committee that the Committee has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

         14.2  Allocation and Delegation of Committee Responsibilities and
               -----------------------------------------------------------
Powers. In exercising its authority to control and manage the operation and
------
administration of the Plan, the Committee may allocate all or any part of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked at any time. Any member or delegate exercising Committee responsibilities and powers under this subsection shall periodically report to the Committee on its exercise thereof and the discharge of such responsibilities.

         14.3  Uniform Rules. In managing the Plan, the Committee will uniformly
               -------------
apply rules and regulations adopted by it to all persons similarly situated.

         14.4  Information to be Furnished to Committee. The Employers shall
               ----------------------------------------
furnish the Committee such data and information as may be required. The records of the Employers as to any employee's or Participant's period of employment, termination of employment and the reason therefore, leave of absence, reemployment and Compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish to the Committee such evidence, data or information as the Committee considers desirable to carry out the Plan.

         14.5  Committee's Decision Final. Any interpretation of the Plan and
               --------------------------
any decision on any matter within the discretion of the Committee made by the Committee is binding on all persons. Benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them under the terms of the Plan. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Committee shall make such adjustment on account thereof as it considers equitable and practicable.

         14.6  Exercise of Committee's Duties. Notwithstanding any other
               ------------------------------
provisions of the Plan, the Committee shall discharge its duties hereunder solely in the interests of the Participants and other persons entitled to benefits under the Plan, and:

          (a) for the exclusive purpose of providing benefits to Participants and other persons entitled to benefits under the Plan; and

          (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         14.7  Remuneration and Expenses. No remuneration shall be paid to any
               -------------------------
Committee member as such. However, the reasonable expenses (including the fees and expenses of persons employed by it in accordance with paragraph 13.1(g)) of a Committee member incurred in the performance of a Committee function shall be reimbursed by the Employers.

         14.8  Indemnification of the Committee. The Committee and the
               --------------------------------
individual members thereof shall be indemnified by the Employers against any and all liabilities, losses, costs, and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members by reason of the performance of a Committee function if the Committee or such members did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises.

         14.9  Resignation or Removal of Committee Member. A Committee member
               ------------------------------------------
may resign at any time by giving ten days' advance written notice to the Employers, the Trustee and the other Committee members. The Company may remove a Committee Member effective upon written notice to him, the Trustee and the other Committee members.

         14.10 Appointment of Successor Committee Members. The Company may
               ------------------------------------------
increase the number of Committee members and shall fill any vacancy in the membership of the Committee. The Committee shall give prompt written notice of any action taken by it in accordance with the foregoing sentence to the other Committee members and the Trustee.

         14.11 Interested Committee Member. A member of the Committee may not
               ---------------------------
decide or determine any matter or question concerning his own benefits under the Plan or as to how they are to be paid to him unless such decision could be made by him under the Plan if he were not a member of the Committee.

                                   SECTION 15
                                   ----------

                            Amendment or Termination
                            ------------------------

         15.1 Amendment or Termination. While the Company expects to continue
              ------------------------
the Plan, it must necessarily reserve and reserves the right, subject to the provisions of the Trust Agreement, to amend the Plan from time to time, except that no amendment or termination will reduce a Participant's interest in the Plan to less than an amount equal to the amount he would have been entitled to receive if his employment with the Employers and the Related Companies as an employee had terminated on the date of the amendment and no amendment will eliminate an optional form of benefit with respect to a Participant or Beneficiary except as otherwise permitted by law.

         15.2 Termination. The Plan will terminate as to all of the Employers on
              -----------
any day specified by the Company if advance written notice of the termination is given to the other Employers. Employees of any Employer shall cease active participation in the Plan (and will be treated as inactive Participants in accordance with subsection 2.2) on the first to occur of the following:

          (a) the date on which that Employer, by appropriate action communicated in writing to the Company, ceases to be a contributing sponsor of the Plan;

          (b) the date that Employer is judicially declared bankrupt or insolvent; or

          (c) the dissolution, merger, consolidation, reorganization or sale of that Employer, or the sale by that Employer of all or substantially all of its assets, except that, subject to the provisions of subsection 15.3, with the consent of the Company, in any such event arrangements may be made whereby the Plan will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for the Employer under the Plan.

         15.3 Merger and Consolidation of Plan, Transfer of Plan Assets. In the
              ---------------------------------------------------------
case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each affected Participant in the Plan on the date thereof (if the Plan, as applied to that Participant, then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if the Plan, as applied to him, had then terminated.

         15.4 Notice of Amendment, Termination or Partial Termination. Affected
              -------------------------------------------------------
Participants will be notified of an amendment, termination or partial termination of the Plan as required by law.

                                  SUPPLEMENT A
                                       TO
                      ACE Limited Employee Retirement Plan

                               (Top-heavy Status)

Application                 A1. This Supplement A to the ACE Limited Employee
-----------
                            Retirement Plan (the "Plan") shall be applicable on and after the date on which the Plan becomes
                            Top-heavy (as described in subsection A).

Definitions                 A2. Unless the context clearly implies or indicates
-----------
                            the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement A.

Affected Participant        A3. For purposes of this Supplement A, the term
--------------------
                            "Affected Participant" means each Participant who is employed by an Employer or a Related Company during any Plan Year for which the Plan is Top-heavy.

Top-Heavy                   A4. The Plan shall be "Top-Heavy" for any Plan Year
---------
                            if, as of the Determination Date for that year (as described in paragraph (a) next below), the present value of the benefits attributable to Key Employees
                            (as defined in subsection A) under all Aggregation
                            Plans (as defined in subsection A) exceeds 60% of the present value of all benefits under such plans.
                            The foregoing determination shall be made in accordance with the provisions of section 416 of the Code. Subject to the preceding sentence:

                            (a) The Determination Date with respect to any plan for purposes of determining Top-Heavy status for any plan year of that plan shall be the last day of the preceding plan year or, in the case of the first plan year of that plan, the last day of that year. The present value of benefits as of any Determination Date shall be determined as of the accounting date or valuation date coincident with or next preceding the Determination Date. If the plan years of all Aggregation Plans do not coincide, the Top-Heavy status of the Plan on any Determination Date shall be determined by aggregating the present value of Plan benefits on that date with the present value of the benefits under each other Aggregation Plan determined as of the Determination Date of such other Aggregation Plan which occurs in the same calendar year as the Plan's Determination Date.

                            (b)    Benefits under any plan as of any
                                   Determination Date shall include the amount of any distributions from that plan made during the plan year which includes the Determination Date or during any of the preceding four plan years, but shall not include any amounts attributable to employee contributions which are deductible under section 219 of the Code, any amounts attributable to employee-initiated rollovers or transfers made after December 31, 1983 from a plan maintained by an unrelated employer, or, in the case of a defined contribution plan, any amounts attributable to contributions made after the Determination Date unless such contributions are required by section 412 of the Code or are made for the plan's first plan year. Subject to the foregoing provisions of this paragraph (b), the present value of a Participant's benefits under a defined contribution plan as of any date shall be the balance of the Participant's account under that plan as of that date.

                            (c) Benefits attributable to a participant shall include benefits paid or payable to a beneficiary of the participant, but shall not include benefits paid or payable to any participant who has not been employed by an Employer or Related Company during any of the five plan years ending on the applicable Determination Date.

Key Employee                A5. The term "Key Employee" means an employee or
------------
                            deceased employee (or beneficiary of such deceased employee) who is a key employee within the meaning ascribed to that term by section 416(i) of the Code.
                            Subject to the preceding sentence, the term Key
                            Employee includes any employee or deceased employee
                            (or beneficiary of such deceased employee) who at any time during the plan year which includes the Determination Date or during any of the four preceding plan years was:

                            (a) an officer of any Employer or Related Company with Compensation in excess of 50 percent of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which that year ends; provided, however, that the maximum number of employees who shall be considered Key Employees under this paragraph (a) shall be the lesser of 50 or 10% of the total number of employees of any Employer or Related Company (disregarding excludible employees under Code section 414(q)(5));

                            (b) one of the 10 employees owning the largest interests in any Employer or Related Company (disregarding any ownership interest which is less than 1/2 of one percent);

                            (c)    a 5% owner of any Employer or Related
                                   Company; or

                            (d) a 1% owner of any Employer or Related Company having Compensation in excess of $150,000.

Compensation                A6. The term "Compensation" for purposes of this
------------
                            Supplement A generally means compensation within the meaning of section 415(c)(3) for that year, not exceeding such amount as may be permitted for any year under Code section 401(a)(17). However, solely for purposes of determining who is a Key Employee, the term "Compensation" means compensation as defined in Code section 414(q)(7).

Non-Key Employee            A7. The term "Non-Key Employee" means any employee
----------------
                            (or beneficiary of a deceased employee) who is not a Key Employee.

Aggregation Plan            A8. The term "Aggregation Plan" means the Plan and
------------------
                            each other retirement plan maintained by an Employer or Related Company which is qualified under section
                            401(a) of the Code and which:

                            (a) during the plan year which includes the applicable Determination Date, or during any of the preceding four plan years, includes a Key Employee as a participant;

                            (b) during the plan year which includes the applicable Determination Date or, during any of the preceding four plan years, enables the Plan or any plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code; or

                            (c) at the election of the Employer, would meet the requirements of sections 401(a)(4) and 410 if it were considered together with the Plan and all other plans described in paragraphs (a) and (b) next above.

Required Aggregation        A9. The term "Required Aggregation Plan" means a
--------------------
Plan                        plan described in either paragraph (a) or (b) of
----
                            subsection A-8.

Permissive Aggregation      A10. The term "Permissive Aggregation Plan" means a
----------------------
Plan                        plan described in paragraph(c) of subsection A-8.
----

Minimum Contribution        A11. For any Plan Year during which the Plan is
--------------------
                            Top-Heavy, the minimum amount of Employer contributions and forfeitures, excluding elective contributions as defined in Code section 401(k) and employer matching contributions as defined in Code section 401(m) allocated to the Accounts of each Affected Participant who is employed by or associated with an Employer or Related Company on the last day of that year, who is a Non-Key Employee and who is not entitled to a minimum benefit for that year under any defined benefit Aggregation
                            Plan, nor is entitled to a minimum benefit for that year under any other defined contribution
                            Aggregation Plan maintained by the Employer which is top-heavy shall, when expressed as a percentage of the Affected Participant's

                            Compensation, be equal to the lesser of:

                            (a)    3%; or

                            (b)    the percentage at which Employer
                                   contributions are allocated to the
                                   Accounts of the Key Employee for
                                   whom such percentage (when expressed
                                   as a percentage of Compensation) is
                                   greatest.

                            Paragraph (b) next above shall not be applicable for any plan year if the Plan enables a defined benefit plan described in paragraph A8(a) or A8(b) to meet the requirements of section 401(a)(4) or 410 for that year. Employer Contributions for any Plan Year during which the Plan is top-heavy shall be allocated first to Non-Key Employees until the requirements of this subsection A11 have been met and, to the extent necessary to comply with the provisions of this subsection A11, additional contributions shall be required of the Employer.

Aggregate Benefit Limit     A12. For any Plan Year during which the Plan
-----------------------
                            is Top-Heavy, paragraphs (2)(B) and (3)(B) of
                            section 415(e) of the Code shall be applied by substituting "1.0" for "1.25"